EXHIBIT 99.1


       ALPHA INNOTECH REPORTS 23% REVENUE GROWTH IN FOURTH QUARTER OF 2005

March 20, 2006 - Alpha Innotech Corporation, San Leandro, California

Alpha Innotech Corp. (OTCBB:APNO), a leading provider of bioanalytical systems for drug discovery and life science research, today reported financial results for the fourth quarter and year ending December 31, 2005.

Fourth quarter revenues of $3.892 million increased over 23% from $3.153 million reported in the same period in 2004. The net loss of $84,000 in the fourth quarter ending December 31, 2005 is a 94% reduction from the $1.307 million loss reported in the comparable period of 2004.

Revenues for the year ending December 31, 2005 were $12.051 million, a 15% increase from the $10.511 million reported for the same period in 2004. The net loss for the year ending December 31, 2005 was reduced 22% to $3.126 million from the $4.002 million loss reported for 2004.

"I am pleased with our strong fourth quarter revenue growth," stated Haseeb Chaudhry, Chief Executive Officer of Alpha Innotech. "We look forward to continuing to build momentum in 2006."

William F. Snider, Chairman of Alpha Innotech, stated in a letter to shareholders posted on the company's website today, "As we report 23% revenue growth for the fourth quarter of 2005, I can honestly say that I have never been more excited about the company's prospects."

More  details  of  Alpha   Innotech's   strategy  and  Mr.  Snider's  letter  to
shareholders can be found at the Company's website www.alphainnotech.com.

About Alpha Innotech Corporation

Founded in 1992 and with over 7,000 systems sold worldwide, Alpha Innotech is a leading developer, manufacturer and marketer of digital imaging and analysis systems for the life science research and drug discovery markets. Our goal is to combine instruments, reagents and bioinformatics software to offer integrated modular technology platforms for functional genomics, proteomics and cell analysis markets. Our customers include pharmaceutical and biotechnology companies as well as universities, medical centers, government research institutes and agencies worldwide.

Cautionary Note Regarding Forward-Looking Statements

This news release  contains  forward-looking  information  within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the safe harbor created by those sections. These forward-looking statements involve a number of risks and uncertainties that include, but are not limited to, the Company's need for additional financing, the timing of the introduction and success of new products, and the Company's growth prospects, that could cause actual results to differ materially from those anticipated or planned by these forward-looking statements. Please also refer to the risk factors described in our filings with the Securities and Exchange Commission, including our recent Form 8-K and Form 10-QSB filed with the Securities and Exchange Commission. We assume no obligation to update the forward-looking information contained in this news release.

CONTACT:

ALPHA INNOTECH CORP.
RON BISSINGER, COO/CFO
TEL: 510-483-9620

                           Alpha Innotech Corporation
                      Condensed Consolidated Balance Sheets
                                 (in thousands)
                                   (unaudited)

                                                               December 31,
                                                           --------------------
                                                            2005          2004
                                                           ------        ------

                        ASSETS
Current assets:
       Cash and cash equivalents ...................       $  546            40
       Accounts receivable, net ....................        2,411         1,976
       Inventory, net ..............................          952           725
       Prepaid expenses and other
          current assets ...........................          212           169

                                                           ------        ------
       Total current assets ........................        4,121         2,910

Property and equipment, net ........................        1,171         1,434

Other assets .......................................           76            80
                                                           ------        ------

       Total assets ................................       $5,368         4,424
                                                           ======        ======

          LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
       Accounts payable ............................        1,497         1,617
       Accrued liabilities .........................        1,084         1,089
       Current portion of debt .....................        1,556         1,610
       Deferred revenue ............................          775           575
       Other liabilities ...........................          230           181
                                                           ------        ------

       Total current liabilities ...................        5,142         5,072

Debt, net of current portion .......................          800          --
                                                           ------        ------

Total stockholders' deficit ........................         (574)         (648)
                                                           ------        ------

       Total liabilities and stockholders'
          deficit ..................................       $5,368        $4,424
                                                           ======        ======

                           Alpha Innotech Corporation
                 Condensed Consolidated Statements of Operations
                    (in thousands, except per share amounts)
                                   (unaudited)

                                                              Three Months Ended           Twelve Months Ended
                                                                 December 31,                  December 31,
                                                          --------------------------    --------------------------
                                                              2005           2004           2005           2004
                                                          -----------    -----------    -----------    -----------
Revenue ...............................................   $     3,892    $     3,153    $    12,051    $    10,511
Cost of goods sold ....................................         1,920          1,519          6,410          5,378
                                                          -----------    -----------    -----------    -----------

Gross profit ..........................................         1,972          1,634          5,641          5,133
                                                          -----------    -----------    -----------    -----------

Operating expenses:
       Sales and marketing ............................         1,170          1,076          4,733          3,925
       Research and development .......................           408            436          1,573          1,963
       General and administrative .....................           427            934          1,537          1,968
                                                          -----------    -----------    -----------    -----------

Total operating expenses ..............................         2,005          2,446          7,843          7,856
                                                          -----------    -----------    -----------    -----------

Loss from operations ..................................           (33)          (812)        (2,202)        (2,723)

Interest expense ......................................           (65)          (321)          (307)          (574)
Other income (expense), net ...........................            14              2             14             (1)
                                                          -----------    -----------    -----------    -----------

Net loss ..............................................           (84)        (1,131)        (2,495)        (3,298)

Accretions on redeemable convertible preferred stock ..          --             (176)          (631)          (704)
                                                          -----------    -----------    -----------    -----------

   Net loss applicable to common stockholders .........   $       (84)   $    (1,307)   $    (3,126)   $    (4,002)
                                                          ===========    ===========    ===========    ===========

Loss per common share - basic and diluted .............   $     (0.01)   $     (0.49)   $     (0.80)   $     (1.51)
                                                          ===========    ===========    ===========    ===========

Weighted average shares outstanding - basic and diluted     7,738,433      2,648,980      3,888,451      2,648,473
                                                          ===========    ===========    ===========    ===========


                                     # # #